Exhibit 10.1

SHARE AND WARRANT PURCHASE AGREEMENT

among

GLOBUS MARITIME LIMITED

and

THE PURCHASERS NAMED ON SCHEDULE A HERETO

Schedule A — List of the Purchasers and Commitment Amounts

Schedule B — Notice and Contact Information

Exhibit A — Form of Registration Rights Agreement

Exhibit B — Form of Warrant

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SHARE AND WARRANT PURCHASE AGREEMENT

This SHARE AND WARRANT PURCHASE AGREEMENT, effective as of November 28, 2016 (this “Agreement”), is among Globus Maritime Limited, a Marshall Islands corporation (the “Company”), and one or more purchasers listed on Schedule A hereof (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, the Purchased Securities (as defined below), in accordance with the provisions of this Agreement; and

WHEREAS, the Company and certain of the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which the Company will provide certain Purchasers with certain registration rights.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers, severally and not jointly, hereby agree as follows:

Article I

DEFINITIONS

Section 1.1           Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“Business Day” means a day other than (i) a Saturday or Sunday or (ii) any day on which banks located in New York, New York, U.S.A. are authorized or obligated to close.

“Closing” has the meaning specified in Section 2.2.

“Closing Date” has the meaning specified in Section 2.2.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means the common shares, par value US$0.004 per share, of the Company.

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“Company” has the meaning set forth in the introductory paragraph.

“Company Entities” and each a “Company Entity” means the Company and each of the Company’s Subsidiaries, other than those Subsidiaries which, individually or in the aggregate, would not constitute a “significant subsidiary” as defined in Regulation S-X.

“Company SEC Documents” means the Company’s annual report on Form 20-F relating to the year ended December 31, 2015, and all of the Company’s filings with the Commission thereafter.

“Covered Person” has the meaning specified in Section 4.18.

“Disqualification Event” has the meaning specified in Section 4.18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Exercisable Shares” means the Common Shares that may be issued pursuant to, and in accordance with, a properly exercised Warrant, subject to and upon the terms and conditions contained therein.

“Existing Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the shareholder named therein, dated as of November 27, 2016.

“Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s Property is located or that exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority herein with respect to the Company mean a Governmental Authority having jurisdiction over the Company, its Subsidiaries or any of their respective Properties.

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation binding upon or applicable to the Company and the Purchasers.

“Lien” means any mortgage, claim, encumbrance, pledge, lien (statutory or otherwise), security agreement, conditional sale or trust receipt or a lease, consignment or bailment, preference or priority or other encumbrance upon or with respect to any property of any kind; provided, however, that any charter or services contracts to which the Company’s vessels are subject shall not be deemed “Liens.”

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“Material Adverse Effect” means any change or effect that is, or, based on the facts and circumstances, would be reasonably likely to be materially adverse to the financial condition, business, results of operations, or properties of the Company taken as a whole, except for any changes, events, circumstances, conditions or effects that arise out of, result from or are attributable to: (i) changes in any laws, or in the construction of any laws, or interpretations thereof or any new laws (including tax laws and environmental laws) adopted or approved by any Governmental Authority; (ii) any changes in generally accepted accounted principles, international financial reporting standards or interpretations thereof; (iii) changes in general regulatory or political conditions, including regulatory policy or in the political or regulatory climate generally or in any specific region, including any acts of war or terrorist activities or changes imposed by a Governmental Authority associated with national security; (iv) changes in national, regional, state or local electric transmission or distribution systems or the operation thereof; (v) national, regional, state or local changes in wholesale or retail electric power markets; (vi) changes in general national, regional or local economic or financial conditions; (vii) changes in conditions or developments generally applicable to a market or industry in which the Company and the Subsidiaries operate; (viii) changes in any financial, debt, credit, capital or banking markets or conditions (including any disruption thereof); (ix) any change in the market price or trading volume of any securities or indebtedness of the Company; (x) changes in interest, currency or exchange rates or the price of any commodity, security or market index; (xi) natural disasters, calamities, “acts of god” or other “force majeure” events affecting national, regional, state or local matters; (xii) weather conditions or customer use patterns; (xiii) any effects or conditions proximately caused by, or resulting from, the announcement or performance of this Agreement or the transactions contemplated hereby (including any related loss of customers, suppliers, officers or employees or other commercial relationships or any action taken or requirements imposed by any Governmental Authority in connection with the transactions contemplated hereby); (xiv) any action or omission of the Company taken in compliance with or as required by this Agreement or at the written request or consent of the Purchasers, contemplated by this Agreement or otherwise required by Law; (xv) the failure of the Company to meet projections or forecasts for any period (but not the underlying cause of any such failure); or (xvi) any effect that is cured by the Company prior to the Closing.

“Operative Documents” means, collectively, this Agreement, the Warrant, the Registration Rights Agreement and any amendments, supplements, continuations or modifications thereto.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Price” means, with respect to a particular Purchaser, the amount set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto.

“Purchased Securities” means, with respect to a particular Purchaser, the number of Common Shares and Warrants set forth opposite such Purchaser’s name as set forth on Schedule A.

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“Purchased Shares” means, with respect to a particular Purchaser, the number of Common Shares set forth opposite such Purchaser’s name under the column titled “Common Shares” set forth on Schedule A.

“Purchasers” has the meaning set forth in the introductory paragraph.

“Registration Exemptions” means the rules and regulations of the Commission promulgated under the Securities Act by which securities may be sold without filing a registration statement, including §§3-4 of the Securities Act, Regulation A, Regulation D, Rule 701, Regulation S, Rule 144, and Rule 144A.

“Registration Rights Agreement” has the meaning set forth in the recitals hereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Subsidiary” means, as to any Person, any corporation or other entity of which: (i) such Person or a Subsidiary of such Person is a general partner or manager; (ii) at least a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or similar governing body of such corporation or other entity (irrespective of whether or not at the time any equity interest of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries; or (iii) any corporation or other entity as to which such Person consolidates for accounting purposes.

“Warrant” means a warrant to purchase Common Shares in the form attached hereto as Exhibit B.

Article II

AGREEMENT TO SELL AND PURCHASE

Section 2.1           Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, its respective Purchased Securities, and each Purchaser agrees, severally and not jointly, to pay to the Company the Purchase Price for the Purchased Shares and the relevant Warrants. The obligations of each Purchaser under this Agreement are independent of the obligations of each other Purchaser, and the failure or waiver of performance by any Purchaser does not excuse performance by any other Purchaser or by the Company.

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Section 2.2            Closing. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Purchased Securities hereunder (the “Closing”) shall take place at 10:00 am, Athens time on December 22, 2016 at the offices of Timagenis Law Firm, 57, Notara Street, 185 35 Piraeus, Greece, or at such other location or on such other date as mutually agreed by the parties hereto (the “Closing Date”). The parties hereto agree that the Closing may occur via delivery of facsimiles or other electronic transmission of this Agreement and other closing deliveries.

Section 2.3            Mutual Conditions. The respective obligations of each party hereto to consummate the purchase and issuance and sale of the Purchased Securities shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a party hereto on behalf of itself in writing, in whole or in part, to the extent permitted by Law):

(a)          no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal; and

(b)          Nasdaq shall have communicated (which may be oral) that its review of the transactions contemplated by this Agreement and Section 2.6(e) is complete or that it is no longer reviewing the transactions contemplated by this Agreement and Section 2.6(e).

Section 2.4             Each Purchaser’s Conditions. Each Purchaser’s obligation to consummate the purchase of the Purchased Securities shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Securities, in whole or in part, to the extent permitted by applicable Law):

(a)          The Company shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Company on or prior to the Closing Date;

(b)          (i) The representations and warranties of the Company contained in this Agreement that are qualified by materiality or a Material Adverse Effect shall be true and correct when made and as of the Closing Date as if made on and as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct as of such date only) and (ii) all other representations and warranties of the Company shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct in all material respects as of such date only); and

(c)          The Company shall have delivered, or caused to be delivered, to such Purchaser at the Closing, the Company’s closing deliveries described in Section 2.6.

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By acceptance of the Purchased Securities, each Purchaser shall be deemed to have represented to the Company that such Purchaser has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by it on or prior to the Closing Date; and the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality are true and correct as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct as of such date only) and all other representations and warranties of such Purchaser are true and correct in all material respects as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct in all material respects as of such date only).

Section 2.5            The Company’s Conditions. The obligation of the Company to consummate the sale of the Purchased Securities to a Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser (any or all of which may be waived by the Company in writing, in whole or in part, to the extent permitted by Law):

(a)          (i) the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct as of such date only) and (ii) all other representations and warranties of such Purchaser shall be true and correct in all material respects as of the Closing Date (except that any such representations of such Purchaser made as of a specific date shall be required to be true and correct in all material respects as of such date only);

(b)          the Company obtains all consents pursuant to any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Company Entities is a party, by which any of them is bound or to which any of their respective Properties or assets is subject; and

(c)          such Purchaser shall have delivered, or caused to be delivered, to the Company at the Closing such Purchaser’s closing deliveries described in Section 2.7.

By acceptance of the Purchase Price from a Purchaser, the Company shall be deemed to have represented to such Purchaser that the Company has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Company on or prior to the Closing Date; and the representations and warranties of the Company contained in this Agreement that are qualified by materiality or Material Adverse Effect are true and correct as of the Closing Date (except that any such representations and warranties made as of a specific date shall be required to be true and correct as of such date only) and all other representations and warranties of the Company are true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct or true and correct in all material respects, as applicable, as of such date only).

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Section 2.6           Company Deliveries. At the Closing, subject to the terms and conditions hereof, the Company will deliver, or cause to be delivered, to each Purchaser (any or all of which may be waived by a particular Purchaser on behalf of itself, in whole or in part, to the extent permitted by applicable Law):

(a)          The Purchased Shares by electronic delivery to each Purchaser’s designated book-entry account with Computershare (it being understood that the Purchased Shares shall be issued only after receipt by the Company of the full Purchase Price);

(b)          A scan of a certificate of the Registrar of Corporations of the Republic of the Marshall Islands, dated a recent date, to the effect that the Company is in good standing;

(c)          A waiver in writing by the Company and Firment Trading Limited pursuant to the Existing Registration Rights Agreement to the entry into the Registration Rights Agreement;

(d)          A Warrant for the relevant number of Common Shares as indicated on Schedule A executed by the Company;

(e)          Evidence that an amount equal to approximately $20 million of the loans of each of Firment Trading Limited and Silaner Investments Limited made to the Company is released in exchange for an aggregate of 20 million Common Shares and warrants issued to the relevant lenders that will be exercisable for approximately 7,380,017 common shares at a price of $1.60 per share, it being understood that an amount equal to the remaining principal and interest outstanding on such loans shall remain outstanding.

(f)           A copy of the Registration Rights Agreement executed by the Company; and

(g)          A cross-receipt executed by the Company and delivered to each Purchaser certifying that it has received the Purchase Price from such Purchaser as of the Closing Date.

Section 2.7           Purchaser Deliveries. At the Closing, subject to the terms and conditions hereof, each Purchaser will deliver, cause to be delivered, or shall have delivered to the Company (unless waived by the Company):

(a)          Payment of the Purchase Price to the Company by wire transfer of immediately available funds to an account or accounts designated by the Company in writing at least two Business Days prior to the Closing Date (which bank accounts shall include the Company’s service providers including lawyers, financial advisers and accountants, as applicable);

(b)          A copy of the Registration Rights Agreement executed by each Purchaser party thereto;

(c)          A counter-signed Warrant by such Purchaser; and

(d)          A cross-receipt executed by such Purchaser and delivered to the Company certifying that it has received each of the Purchased Shares and Warrant as of the Closing Date.

Section 2.8            Discounts. The payment by a Purchaser of any and all amounts pursuant to this Agreement shall be without discount or any other right of setoff.

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Section 2.9            Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Operative Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Operative Document. Nothing contained herein or in any other Operative Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Operative Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Operative Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser as follows:

Section 3.1            Outstanding Shares; Capitalization. As of the date of this Agreement, prior to the sale of the Purchased Securities and issuance of the Purchased Shares as contemplated hereby, the Company has 2,627,674 issued and outstanding Common Shares, no issued and outstanding Series A preferred shares, and no issued and outstanding Class B shares.

Section 3.2           Subsidiaries. The Company owns, directly or indirectly, the equity interests of the Subsidiaries as described in the Company SEC Documents, other than Elysium Maritime Limited (which has been dissolved). Such equity interests have been duly authorized and validly issued in accordance with the organizational documents of each Subsidiary, and are fully paid (to the extent required under such organizational documents) and nonassessable (except as such nonassessability may be affected by the applicable statutes of the jurisdiction of formation of the applicable Subsidiary and the relevant organizational documents); and the Company owns such equity interests free and clear of all Liens except for Liens pursuant to credit agreements and related security agreements disclosed in or referred to in the Company SEC Documents.

Section 3.3            Permits to Conduct Operations. Each of the Company Entities has been duly domesticated, incorporated or formed, as the case may be, and is validly existing as a corporation in good standing under the Laws of its jurisdiction of domestication or incorporation or formation, as applicable, and has the full corporate power and authority, and to the Company’s knowledge has all governmental licenses, authorizations, consents and approvals, necessary to own, lease or hold its Properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of Property or the conduct of its business requires such qualification, except where the failure to so register or qualify would not reasonably be expected to a Material Adverse Effect on the condition (financial or other), results of operations, shareholders’ equity, Properties, business, assets or prospects of the Company Entities taken as a whole, the ability of the Company Entities to meet their obligations under the Operative Documents or the ability of the Company Entities to consummate the transactions under any Operative Document on a timely basis, and unless otherwise disclosed in the Company SEC Documents neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such potential revocation or modification would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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Section 3.4             No Conflict. None of (i) the offering, issuance and sale by the Company of the Purchased Securities and the application of the proceeds therefrom, (ii) the execution, delivery and performance of the Operative Documents by the Company, or (iii) the consummation of the transactions contemplated hereby or thereby, conflicts or will conflict with, or results or will result in a breach or violation of or imposition of any Lien upon any Property or assets of the Company Entities pursuant to, (A) the formation or governing documents of any of the Company Entities, or (B) any Law applicable to any of the Company Entities or injunction of any court or governmental agency or body to which any of the Company Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Company Entities or any of their Properties, except for such conflict, breach, violation or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.5           Approvals. Except as required by the Commission in connection with the Company’s obligations under the Registration Rights Agreement, to our knowledge, no authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Company of any of the Operative Documents to which it is a party or the Company’s issuance and sale of the Purchased Securities, except (i) as may be required under the state securities or “Blue Sky” Laws, (ii) where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iii) any notifications or applications to Nasdaq and receipt of confirmation that Nasdaq has completed its review; or (iv) the waiver required by Section 2.6(c).

Section 3.6            Periodic Reports. The Company SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein, at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent Company SEC Document) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

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Section 3.7           Due Authorization. Each of the Operative Documents has been duly and validly authorized, and constitutes, or will constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.

Section 3.8             Valid Issuance; No Preemptive Rights. Each of (i) the Purchased Shares to be issued and sold on the date hereof have been, and, (ii) upon the due exercise of Warrant, the Exercisable Shares shall be, duly authorized in accordance with the articles of incorporation of the Company and, when issued and delivered after full payment therefor has been received, will be validly issued, fully paid and non-assessable.

Section 3.9            Litigation. As of the date hereof, except as described in the Company SEC Documents, there are no legal or governmental proceedings pending to which any Company Entity is a party or to which any Property or asset of any Company Entity is subject that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which challenges the validity of any of the Operative Documents or the right of the Company to enter into any of the Operative Documents or to consummate the transactions contemplated hereby and thereby and, to the knowledge of the Company, no such proceedings are threatened by Governmental Authorities or others.

Section 3.10          No Registration. Assuming the accuracy of the representations and warranties of each Purchaser contained in this Agreement, the issuance and sale of the Purchased Securities pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized representative acting on its behalf, has taken or will take any action hereafter that would cause the loss of such exemption.

Section 3.11          No Integration. Neither the Company nor any of its Affiliates have, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Purchased Securities in a manner that would require registration under the Securities Act.

Section 3.12          No General Solicitation or General Advertising; No Directed Selling Efforts. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Purchased Securities by any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act, and including (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet; and (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) nor has it seen or been aware of any activity that, to its knowledge, constitutes general solicitation or general advertising. Neither the Company nor any Person acting on behalf of the Company has engaged in any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Purchased Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Purchased Securities, including placing an advertisement in a publication with a general circulation in the United States, nor has it seen or been aware of any activity that, to its knowledge, constitutes directed selling efforts in the United States.

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Section 3.13          Certain Fees. There are no fees or commissions are or will be payable by the Company to brokers, finders, or investment bankers with respect to the sale and purchase of any of the Purchased Securities or the issuance of the Exercisable Shares or the consummation of the transaction contemplated by this Agreement.

Section 3.14          Offering Materials. Neither the Company nor any agents of the Company provided to potential purchasers any offering materials or other documents in connection with offer and sale of the Purchased Securities.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:

Section 4.1            Existence. Such Purchaser is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its Properties and to conduct its business as currently conducted.

Section 4.2            Authorization, Enforceability. Such Purchaser has all necessary corporate, limited liability company, partnership or similar power and authority to execute, deliver and perform its obligations under the Operative Documents and to consummate the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of the Operative Documents has been duly authorized by all necessary action on the part of such Purchaser; and the Operative Documents will constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.

Section 4.3             No Breach. The execution, delivery and performance of the Operative Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby does not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the Property or assets of such Purchaser is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Purchaser, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Operative Documents.

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Section 4.4            Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Purchased Securities or the issuance of the Exercisable Shares or the consummation of the transaction contemplated by this Agreement or the other Operative Documents. Such Purchaser agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by such Purchaser in connection with the purchase of the Purchased Securities or the issuance of the Exercisable Shares or the consummation of the transactions contemplated by this Agreement.

Section 4.5            No Side Agreements. There are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Subsidiaries, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents.

Section 4.6            Investment. The Purchased Securities are being acquired for such Purchaser’s own account, not as a nominee or agent, and with no present intention of distributing the Purchased Securities or the Exercisable Shares or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same. Such Purchaser was not formed for the purpose of acquiring any of the Purchased Securities or the Exercisable Shares. If such Purchaser should in the future decide to dispose of any of the Purchased Securities or the Exercisable Shares, such Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state or other securities laws, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities. Such Purchaser further understands and agrees that there is no public trading market for the Warrant purchased hereunder, that none is expected to develop, and that the Warrant must be held indefinitely unless and until it is duly exercised and the Exercisable Shares are registered under the Securities Act or an exemption from registration is available.

Section 4.7            Nature of Purchaser. Such Purchaser represents and warrants to, and covenants and agrees with, the Company that, (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act, (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Securities and the Exercisable Shares, (c) was advised by the Company to obtain United States counsel, either obtained United States counsel or had a full and fair opportunity and the means to obtain United States counsel, (d) is able to bear the economic risk of such investment and is able to afford a complete loss of such investment and (e) it was provided access to all information regarding the Company and its business as the Purchaser desired, and was offered the opportunity to ask questions of management of the Company and to receive any documents and information on the Company. The questionnaire concerning accredited investor status previously signed by such Purchaser was true when furnished to the Company, remains true on the date hereof, and is not misleading. Such Purchaser has no reason to believe that any statements contained in such questionnaire will change in any material way at any point in the foreseeable future.

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Section 4.8            Restricted Securities; Affiliate Status. Such Purchaser understands that the Purchased Securities and the Exercisable Shares may be characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold (i) without registration under the Securities Act only in certain limited circumstances or (ii) if such resale is registered under the Securities Act. In this connection, such Purchaser represents that it is a sophisticated party knowledgeable with respect to Registration Exemptions. Such Purchaser (i) acknowledges that after the Closing and/or after issuance of the Exercisable Shares, such Purchaser may be deemed an “affiliate” of the Company under the Securities Act, (ii) acknowledges understanding the additional restrictions under the Securities Act applicable to affiliates of the Company, and (iii) either (a) confirms having discussed such restrictions with United States securities counsel or (b) acknowledges that it both the means and a full and fair opportunity to obtain United States securities counsel and discuss such restrictions prior to entering into any Operative Document.

Section 4.9            Legend. Such Purchaser understands that any certificates or statements evidencing any Purchased Securities or the Exercisable Shares may bear a legend in substantially the following form: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the Company and transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

Section 4.10          Short Selling. Such Purchaser has not entered into or effected any Short Sales of the Common Shares owned by it between the time it first began discussion with the Company about the transactions contemplated by this Agreement and the date hereof.

Section 4.11          Trading Activities. Such Purchaser’s trading activities, if any, with respect to the Common Shares will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Nasdaq.

Section 4.12           Short Selling Acknowledgement and Agreement. Such Purchaser acknowledges that the Commission currently takes the position that coverage of Short Sales of securities “against the box” prior to the effective date of a registration statement or prior to the time a Purchaser is eligible to sell such securities under Rule 144 is a violation of Section 5 of the Securities Act. Such Purchaser, severally and not jointly, agrees to not engage in any Short Sales that result in the disposition of the Common Shares acquired hereunder by such Purchaser until such time as permitted by applicable securities laws.

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Section 4.13         No General Solicitation or General Advertising; No Directed Selling Efforts. Such Purchaser is not aware of any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in respect of the Purchased Securities, including (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet; and (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising). Such Purchaser is not aware of any form of “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Purchased Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Purchased Securities, including placing an advertisement in a publication with a general circulation in the United States.

Section 4.14          Offshore Transaction. At the time such Purchaser received the offer to purchase the Purchased Securities it was not in the United States. Such Purchaser is not a U.S. person (as defined in Regulation S promulgated under the Securities Act). Such Purchaser’s receipt and execution of each of the Operative Documents, and any other agreement relating hereto or thereto, has occurred or will occur outside the United States. Such Purchaser understands and acknowledges that the offering and sale of the Purchased Securities are not being, and will not be, made, directly or indirectly, in or into, or by the use of the mails or any means or instrumentality (including telephonically or electronically) of interstate or foreign commerce of, or any facilities of a national securities exchange of, the United States.

Section 4.15           Broker-Dealer Status. Such Purchaser is not a broker dealer registered under Section 15(a) of the Exchange Act, or a member of Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker-dealer.

Section 4.16           Distribution Compliance Period. Such Purchaser acknowledges and understands that all offers and sales of the Purchased Securities or Exercisable Shares prior to the expiration of the 40-day period commencing the day after the Closing Date shall be made only in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration of the securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Act. Such Purchaser further represents and warrants and agrees that the offer or resale of the Purchased Securities or Exercisable Shares by such Purchaser, if made prior to the expiration of the 40-day period commencing the day after the Closing Date, shall not be made to a U.S. person (as defined in Regulation S promulgated under the Securities Act) or for the account or benefit of a U.S. person (other than a distributor).

Section 4.17          Offering Materials. Such Purchaser did not receive from the Company or its agent any offering materials or other documents in connection with offers and sales of the Purchased Securities. Such Purchaser conducted its own due diligence on the Company and was afforded: (i) the opportunity to ask such questions as it deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions contained herein and the merits and risks of investing in the Company, (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, vessels, management and prospects sufficient to enable you to evaluate the investment, and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire that is necessary to make an informed investment decision with respect to the investment and has received all the information requested in connection with your decision to obtain the Purchased Securities.

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Section 4.18           Bad Actor. Such Purchaser and its beneficial owners of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power (each, a “Covered Person”) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. Such Purchaser has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Purchased Securities or the exercise of the Warrant by such Purchaser will not subject the Company to any Disqualification Event. There are no matters that would have triggered disqualification under Rule 506(d)(1) under the Securities Act but occurred before September 23, 2013.

Article V

COVENANTS

Section 5.1            Taking of Necessary Action. Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under Law to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, each of the Company and each Purchaser, severally and not jointly, shall use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the relevant party hereto, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents.

Section 5.2            Other Actions. The Company shall submit a Listing of Additional Shares Notification with the Nasdaq to list the Purchased Shares and Exercisable Shares and the shares referenced in Section 2.6(e). The Company shall prepare and file a letter with its transfer agent reserving for issuance the Exercisable Shares. The Company makes no representation, warranty or covenant relating to its ability to obtain or maintain any listing of its securities on any stock exchange, including any markets on Nasdaq.

Section 5.3            Use of Proceeds. The Company shall use the collective proceeds from the sale of the Purchased Securities for general corporate purposes and working capital (including repayment of debt).

Section 5.4           Existing Registration Rights Agreement. The Company is a party to the Existing Registration Rights Agreement, which may contain rights that are senior to the rights contained in the Registration Rights Agreement, and each Purchaser covenants not to supersede or attempt to circumvent any provision of the Existing Registration Rights Agreement.

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Article VI

MISCELLANEOUS

Section 6.1           Interpretation and Survival of Provisions; Severability. Article, Section, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any party hereto has an obligation under this Agreement, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent or approval is to be made or given by a Purchaser, such action shall be in such Purchaser’s sole discretion unless otherwise specified in this Agreement. If any provision in this Agreement is held to be illegal, invalid, not binding or unenforceable, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect. This Agreement has have been reviewed and negotiated by sophisticated parties with access to and in consultation with legal counsel and shall not be construed against the drafter.

Section 6.2            Survival of Provisions. The representations and warranties set forth in this Agreement shall survive the execution and delivery of this Agreement for a period of 12 months following the Closing Date regardless of any investigation made by or on behalf of the Company or any Purchaser. The covenants made in this Agreement shall survive the Closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Securities and payment therefor until full compliance therewith.

Section 6.3           No Waiver; Modifications in Writing.

(a)          No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law or in equity or otherwise.

(b)          Except as otherwise provided herein, no amendment, waiver, consent, modification or termination of any provision of this Agreement shall be effective unless signed by each of the parties hereto affected by such amendment, waiver, consent, modification or termination. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by the Company from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

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Section 6.4           Binding Effect; Assignment.

(a)          This Agreement shall be binding upon the Company, each Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

(b)          All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to any of its Affiliates without the consent of the Company. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the prior written consent of the Company. As a condition to any assignment hereunder, the assignee shall agree in writing to be bound by the provisions of this Agreement.

Section 6.5            Communications. All notices and demands provided for hereunder shall be in writing and shall be given by mail, facsimile, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)          If to any Purchaser:

To the respective address listed on Schedule B hereof

(b)          If to the Company:

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

Facsimile: +30 210 9608359

with a copy to (which shall not constitute notice):

Watson Farley & Williams LLP

250 West 55th Street

New York, New York 10019

Attention: Steven Hollander
Facsimile: +1-212-922-1512

or to such other address as the Company or a Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

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Section 6.6            Entire Agreement. This Agreement, the other Operative Documents, any confidentiality agreements executed by the Purchasers in favor of the Company, and the other agreements and documents referred to herein are intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents, between the parties hereto. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties hereto with respect to such subject matter.

Section 6.7            Governing Law; Arbitration. This Agreement will be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws. Any controversy, dispute or claim arising out of or in connection with this Agreement (including, without limitation, the existence, validity, interpretation or breach hereof and any claim based on contract, tort of statute) shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce arbitration by three arbitrators appointed in accordance with the said Rules. Each of the parties hereto consents to process being served by the other party hereto in any suit, action, proceeding or arbitration by the mailing of a copy thereof in accordance with the provisions of Section 6.5.

Section 6.8           Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Facsimile or electronic (including PDF) signatures shall be as effective as original signatures.

Section 6.9           Termination.

(a)          Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing by (i) the written notice of the Purchasers, upon a breach in any material respect by the Company of any covenant or agreement set forth in this Agreement or (ii) written notice by the Company to the Purchasers upon a breach in any material respect by the Purchasers of any covenant or agreement set forth in this Agreement.

(b)          Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal.

(c)          The termination of this Agreement shall not remove or excuse any liability on the part of any party hereto.

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Section 6.10          Recapitalization, Exchanges, Etc. Affecting the Common Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Shares, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.

Section 6.11          Disclosure. Each Purchaser agrees not to disclose information about the Operative Documents and the transactions contemplated thereby until and to the extent the Company publicly discloses such information.

Section 6.12         Fees. Each party hereto shall be responsible for its own internal costs and legal, accounting and other professional fees incurred in connection with the negotiation, preparation and execution of the Operative Documents.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement shall be effective as of the date first written above.

GLOBUS MARITIME LIMITED

By:	/s/ Athanasios Feidakis
Name: Athanasios Feidakis
Title: Chief Executive Officer

PURCHASERS:

PRIMESTAR ENERGY FZE

By:	/s/ Hameed Syed Salahuddin
Name: Hameed Syed Salahuddin
Title: Managing Director

Schedule A – List of the Purchasers and Commitment Amounts

Purchaser	Common Shares	Warrants to Purchase Common Shares	Purchase Price*
Primestar Energy FZE	5,000,000	25,000,000	$5,000,000

Total	5,000,000		$5,000,000

* The Purchase Price for each Purchaser for each Common Share and a warrant to purchase five Common Shares is $1.00. Therefore, to compute the Purchase Price for a particular Purchaser, multiply the number of Common Shares listed next to the name of such Purchaser by $1.00.

Schedule A to Share and Warrant Purchase Agreement

Schedule B – Notice and Contact Information

PRIMESTAR ENERGY FZE

Dubai Airport Free Zone, P.O. Box 293590, Dubai – UAE

Schedule B to Share and Warrant Purchase Agreement

Exhibit A –Registration Rights Agreement

Exhibit A to Share and Warrant Purchase Agreement

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of 27 November 2016, among Globus Maritime Limited, a Marshall Islands corporation (the “Company”), and the person set forth on Schedule A to this Agreement (the “Investor”).

WHEREAS, this Agreement is made in connection with the entry into the Share and Warrant Purchase Agreement (the “Purchase Agreement”), dated November 28, 2016 between the Company and the Investor; and

WHEREAS, the Company has agreed to provide the Investor with certain registration rights with respect to its shares of Common Stock (as hereinafter defined) for the benefit of the Investor pursuant to the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.            Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“2016 Registration Rights Agreement” means that certain registration rights agreement dated November 23, 2016 between the Company and Firment Trading Limited.

“Affiliate” of any Person means any other Person which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

“Common Stock” means shares of common stock, par value $0.004 per share, of the Company, including common stock issuable upon conversion of other securities or loans or debts of the Company or issuable in exchange for or with respect to the common stock, par value $0.004 per share, of the Company by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, exchange, merger, consolidation or other reorganization.

“Control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any corporation, limited liability company, partnership, unincorporated association or other entity shall be presumed, for purposes of this Agreement, to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

“Demand Registration” has the meaning set forth in Section 2(a) hereof.

“Dissolution” has the meaning set forth in Section 7 hereof.

“Effectiveness Period” has the meaning set forth in Section 2(g) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Holder” means any Person that owns Registrable Shares, including the Investor, their Affiliates and such successors and permitted assigns as acquire Registrable Shares, directly or indirectly, from such Person. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Shares as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

“Initiating Holders” has the meaning set forth in Section 2(a) hereof.

“Losses” has the meaning set forth in Section 8(a) hereof.

“Majority Holders” means the Holders of a majority of the Registrable Shares.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated or unincorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Piggyback Registration” has the meaning set forth in Section 4(a) hereof.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Shares” means shares of Common Stock issued by the Company pursuant to the Purchase Agreement held by the Investor or any Affiliate of the Investor, shares of Common Stock receivable upon the conversion or exercise of securities or loans or debt of the Company issued pursuant to the Purchase Agreement held by the Investor or any Affiliate of the Investor, or any shares of any successor or acquiror of the Company issued in exchange or substitution for any of the foregoing in connection with any acquisition, merger, combination or similar transaction involving the Company or any successor of the Company; provided, however, that Registrable Shares shall not include any securities sold by a Person to the public either pursuant to a Registration Statement or Rule 144 or any securities that may be sold pursuant to Rule 144 without restriction or limitation on volume or manner of sale.

“Registration Expenses” has the meaning set forth in Section 6(a) hereof.

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“Registration Statement” means any registration statement of the Company which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration” has the meaning set forth in Section 3(a) hereof.

“Suspension Notice” has the meaning set forth in Section 5(f) hereof.

“Underwritten Offering” means a registration in which securities of the Company are sold to underwriters for reoffering to the public.

“Withdrawn Demand Registration” has the meaning set forth in Section 2(g) hereof.

2.            Demand Registration. Subject to Section 10(l):

(a)          Right to Request Registration. Subject to Section 2(d) hereof, at any time commencing one hundred eighty (180) days after the date hereof, any Holder or Holders collectively holding in the aggregate a majority of the then outstanding Registrable Shares (“Initiating Holders”) shall have the right to require the Company to register under the Securities Act (“Demand Registration”) all or part of the Registrable Shares; provided, however, that each Demand Registration be for Registrable Shares.

Within ten (10) days after receipt of any such request for Demand Registration, the Company shall give written notice of such request to all other Holders of Registrable Shares and shall, subject to the provisions of Section 2(d) hereof, include in such registration all such Registrable Shares with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice.

(b)          Number of Demand Registrations. Subject to the provisions of Section 2(a), the Holders shall collectively be entitled to request an aggregate of one (1) Demand Registrations in any one twelve (12) month period and a maximum of two (2) Demand Registrations in total. A registration shall not count as one of the permitted Demand Registrations (i) until it has become effective, (ii) if the Initiating Holders requesting such registration are not able to have registered and sold at least 50% of the Registrable Shares requested by such Initiating Holders to be included in such registration or (iii) in the case of a Demand Registration that would be the last permitted Demand Registration requested hereunder, if the Initiating Holders requesting such registration are not able to have registered and sold all of the Registrable Shares requested to be included by such Initiating Holders in such registration.

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(c)          Allocation of Securities Included in Registration Statement. If any requested registration made pursuant to Section 2(a) involves an Underwritten Offering and the managing underwriters of the requested Demand Registration advise the Company in writing that in their opinion the number of Registrable Shares proposed to be included in any such registration exceeds the number of securities which can be sold in such offering without having an adverse affect on such offering, including the price at which such Registrable Shares can be sold, the Company shall include in such registration only the number of Registrable Shares which in the reasonable opinion of such managing underwriters can be sold without having the adverse effect referred to above. If the number of shares which can be sold without having the adverse effect referred to above is less than the number of Registrable Shares proposed to be registered, the amount of Registrable Shares to be so sold shall be allocated pro rata among the Holders of Registrable Shares desiring to participate in such registration on the basis of the amount of such Registrable Shares initially proposed to be registered by such Holders. If the number of shares which can be sold exceeds the number of Registrable Shares proposed to be sold, such excess shall be allocated pro rata among the other holders of securities, if any, desiring to participate in such registration based on the amount of such securities initially requested to be registered by such holders or as such holders may otherwise agree.

(d)          Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within three (3) months after the termination of an offering under a previous Demand Registration or within three (3) months after the effectiveness of a previous registration under which the Initiating Holder had piggyback rights pursuant to Section 4 hereof where the Initiating Holder was permitted to register and sell 50% or more of the Registrable Shares requested to be included therein. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a Registration Statement for a Demand Registration if (i) the Company’s board of directors reasonably determines that a Demand Registration would reasonably be expected to materially and adversely affect an offering of securities of the Company, the preparation of which had then been commenced, (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company’s board of directors reasonably believes would not be in the best interests of the Company, (iii) the Company, in its good faith judgment, determines that any registration of Registrable Shares should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transactions or events involving the Company or any of its subsidiaries or (iv) such Demand Registration would render the Company unable to comply with the requirements of applicable securities laws; provided, however, that in the event described above, the Initiating Holders requesting such Demand Registration shall be entitled to withdraw such request prior to its effective date and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide written notice to the Initiating Holders requesting such Demand Registration of (i) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 2(d), (ii) the Company’s decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (iii) the effectiveness of such Registration Statement. The Company may defer the filing of a particular Registration Statement pursuant to this Section 2(d) only once during any twelve (12) month period.

(e)          Withdrawal by Holders. Any Holder requesting a Demand Registration will be permitted to withdraw in good faith all or part of the Registrable Shares from such Demand Registration at any time prior to the date the Commission declares effective the Registration Statement relating to such Demand Registration, in which event the Company will promptly amend or, if applicable, terminate or withdraw the related Registration Statement; provided, however, that if the Holder requesting a Demand Registration pursuant to this Section 2(e) withdraws from such registration, such registration shall count as a Demand Registration unless such Holder pays all of the out-of-pocket expenses of the Company in connection with such registration.

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(f)          Selection of Underwriters.    If any of the Registrable Shares covered by a Demand Registration are to be sold in an Underwritten Offering, the Initiating Holders shall have the right, but not the obligation, to select the managing underwriter(s) to administer the offering subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.

(g)          Effective Period of Demand Registrations. The Company will use its reasonable efforts to comply with all necessary provisions of the federal securities laws in order to keep each Registration Statement relating to a Demand Registration effective for a period of (i) in the case of an Underwritten Offering, three (3) months from its effectiveness date, or (ii) in any other case, the lesser of three (3) months or such shorter period as will terminate when all Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement (the “Effectiveness Period”). If the Company shall withdraw any Demand Registration pursuant to Section 2(d) (a “Withdrawn Demand Registration”), the Initiating Holders of the Registrable Shares remaining unsold and originally covered by such Withdrawn Demand Registration shall be entitled to a replacement Demand Registration which (subject to the provisions of this Section 2) the Company shall use its reasonable efforts to keep effective for a period commencing on the effective date of such Demand Registration and ending on the earlier to occur of the date (i) in the case of an Underwritten Offering, three (3) months from its effectiveness date, or (ii) in any other case, the lesser of three (3) months or such shorter period as will terminate when all Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement.

3.            Shelf Registration. Subject to Section 10(l):

(a)          At such time as the Company is able to use Form F-3 under the Securities Act (or any successor or similar form) for sales of Registrable Shares by a Holder, at the request of one or more Holders, the Company shall use its reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of any number of Registrable Shares for which it receives requests in accordance with Section 2(a) (the “Shelf Registration”). The Company shall use its reasonable efforts to cause such Registration Statement to become effective as promptly as practicable and maintain the effectiveness of such Registration Statement (subject to the terms and conditions herein) for a period ending on the earliest of (i) three (3) years following the date on which such Registration Statement first becomes effective (but one (1) year if the Company is not able to continue to use Form F-3 under the Securities Act (or any successor or similar form)), (ii) the date on which all Registrable Shares covered by such Registration Statement have been sold, and the distribution contemplated thereby has been completed, and (iii) the date on which all Registrable Shares covered by such Registration Statement have become freely saleable pursuant to Rule 144 without restriction or limitation on volume or manner of sale.

(b)          The Registration Statement pursuant to this Section 3 shall, to the extent possible under applicable law, be effected to permit sales on a continuous basis pursuant to Rule 415 under the Securities Act. Any sale pursuant to the Shelf Registration pursuant to this Section 3 may or may not be underwritten; provided, however, that (i) Holders may request any underwritten takedown only to be effected as a Demand Registration (in which event, unless such Demand Registration would not require representatives of the Company to meet with prospective purchasers of the Company’s securities, a Demand Registration must be available thereunder and the number of Demand Registrations available shall be reduced by one, subject to Section 2(b)) or (ii) Holders may request an unlimited number of underwritten takedowns to be effected in accordance with the terms of Section 4.

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(c)          In the event of a request for a Shelf Registration pursuant to Section 3(a), the Company shall give written notice of the proposed filing of the Registration Statement in connection therewith to all Holders of Registrable Shares, offering to each such Holder the opportunity to have any or all of the Registrable Shares held by such Holder included in such registration statement. Each Holder of Registrable Shares desiring to have its Registrable Shares registered under this Section 3(c) shall so advise the Company in writing within fifteen (15) days after the date of such notice from the Company (which request shall set forth the amount of Registrable Shares for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Shares so requested to be included therein.

(d)          The number, percentage, fraction or kind of shares referred to in this Section 3 shall be appropriately adjusted for any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the shares of Common Stock.

(e)          The Company, and any other holder of the Company’s securities who has registration rights, may include its securities in any Shelf Registration effected pursuant to this Section 3.

4.            Piggyback Registration. Subject to Section 10(l):

(a)          Right to Piggyback. If at any time commencing one hundred eighty (180) days following the date hereof, the Company proposes to register any of its shares of common stock, par value $0.004 per share, under the Securities Act (other than a registration statement on Form S-8 or on Form F-4 or any similar successor forms thereto or a registration statement covering an offering of convertible securities), whether for its own account or for the account of one or more shareholders of the Company, and the registration form to be used may be used for any registration of Registrable Shares (a “Piggyback Registration”), the Company shall give prompt written notice to each Holder of Registrable Shares of its intention to effect such a registration and, subject to Sections 4(b) and 4(c), shall include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the effectiveness of the Company’s notice, provided, however, that the Company shall not be required to register any Registrable Shares pursuant to this Section 4(a) that are eligible for sale pursuant to Rule 144 without restriction or limitation on volume or manner of sale. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(b)          Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, securities requested to be included in such registration by the holders of securities pursuant to the 2016 Registration Rights Agreement, (iii) third, the Registrable Shares requested to be included therein by the Holders, pro rata among the Holders of such Registrable Shares on the basis of the number of shares requested to be registered by such Holders, and (iv) fourth, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

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(c)          Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the securities requested to be included in such registration pursuant to the 2016 Registration Rights Agreement, pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders, and (ii) second, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

(d)          Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the Company shall have the right, but not the obligation, to select the managing underwriter or underwriters to administer any such offering. If the Piggyback Registration is an underwritten secondary offering, the holders of a majority (in value) of the securities to be included in such offering shall have the right, but not the obligation, to select the managing underwriter or underwriters to administer any such offering subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed; provided that, if holders of a majority (in value) do not select such managing underwriter or underwriters within (15) days after the effectiveness of the Company’s notice contemplated by Section 4(a), the Company shall have the right, but not the obligation, to select such managing underwriter or underwriters.

(e)          Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Shares, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration at the request of any holder or holders of such Registrable Shares, until a period of at least ninety (90) days has elapsed from the effectiveness of the previous registration.

5.            Registration Procedures. Subject to Section 10(l):

(a)          Whenever the Holders request that any Registrable Shares be registered pursuant to this Agreement, the Company shall use its reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall:

(i)          prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use its reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Shares covered by such Registration Statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by such Holders, the exhibits incorporated by reference, and such Holders shall have the opportunity to object to any information pertaining to such Holders that is contained therein and the Company will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

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(ii)         prepare and file with the SEC such amendments (including, without limitation, post effective amendments) and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 90 days, in the case of a Demand Registration or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iii)        furnish to each seller of Registrable Shares such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

(iv)        use its reasonable efforts to register or qualify such Registrable Shares under such other securities or “blue sky” laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph 5(a)(iv), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

(v)         promptly notify each seller of such Registrable Shares, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)        in the case of an Underwritten Offering, enter into such customary agreements (including underwriting agreements in customary form with customary indemnification provisions reasonably acceptable to the Company) and take all such other actions as the Holders of a majority of the Registrable Shares being sold or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Shares and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters and the sellers;

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(vii)       make available for reasonable inspection during normal business hours by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, subject to any confidentiality and other restrictions which the Company reasonably deems necessary;

(viii)      use its reasonable efforts to cause all such Registrable Shares to be listed on the principal securities exchange on which securities of the same class issued by the Company are then listed;

(ix)         if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Shares sold to the underwriters pursuant thereto), letters from the Company’s independent certified public accountants addressed to each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(x)          make generally available to its shareholders a consolidated earnings statement (which need not be audited) for the twelve (12) months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act; and

(xi)         promptly notify each seller of Registrable Shares and the underwriter or underwriters, if any:

(A)         when the Registration Statement, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(B)         of any written comments of the SEC or of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus;

(C)         of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(D)         of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or “blue sky” laws of any jurisdiction.

(b)          The Company shall use its reasonable efforts to ensure that no Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except, with respect to any Holder, for an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use therein).

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(c)          The Company shall make available to each Holder whose Registrable Shares are included in a Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder. The Company will promptly notify each Holder of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

(d)          At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall take reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as any Holders may reasonably request, to the extent required to enable such Holders to be eligible to sell Registrable Shares pursuant to Rule 144 (or any similar rule then in effect).

(e)          The Company may require each seller of Registrable Shares as to which any registration is being effected to furnish in writing to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, including, but not limited to, a shareholder questionnaire that may include a certified statement as to the number of shares of Common Stock beneficially owned by each Holder and the natural persons thereof that have voting and dispositive control over the Registrable Shares.

(f)          Each seller of Registrable Shares agrees by having its shares treated as Registrable Shares hereunder that, upon notice that the Prospectus included in such Registration Statement (or any document incorporated therein) contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading or that such Prospectus or Registration Statement (or any document incorporated therein) must be amended or supplemented for any other reason (a “Suspension Notice”), such seller will forthwith immediately discontinue disposition of Registrable Shares for a reasonable length of time not to exceed sixty (60) days until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 5(a)(v) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such seller’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice; provided, however, that such postponement of sales of Registrable Shares by the Holders shall not exceed ninety (90) days in the aggregate in any one (1) year. If the Company shall give any notice to suspend the disposition of Registrable Shares pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 5(a)(v). In any event, the Company shall not be entitled to deliver more than three (3) Suspension Notices in any one (1) year.

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6.            Registration Expenses. Subject to Section 10(l):

(a)          All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares, any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares, or fees and expenses of more than one counsel representing the Holders of Registrable Shares), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance which the Company may elect to obtain and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

(b)          In connection with each registration initiated hereunder (whether a Demand Registration or a Piggyback Registration), the Company shall reimburse the Holders covered by such registration or sale for the reasonable fees and reasonable disbursements of one law firm, plus local counsel as necessary, chosen by the Holders of a majority of the Registrable Shares included in such registration or sale.

(c)          The obligation of the Company to bear the expenses described in Section 6(a) and to reimburse the Holders for the expenses described in Section 6(b) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses for any supplements or amendments to a Registration Statement or Prospectus resulting from a misstatement furnished to the Company by or on behalf of a Holder shall be borne by such Holder. If any Registration Statement for a Demand Registration is withdrawn solely at the request of a Holder of Registrable Shares (unless withdrawn following postponement of filing by the Company in accordance with Sections 2(d)(i) or (ii)) and such request is the second or subsequent such withdrawal request by any Holder complied with by the Company, then at the election of the requesting Holder, either such Holder shall bear the Registration Expenses for such Registration Statement, or the number of Demand Registrations available to such Holder shall be reduced by one.

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7.            Distribution of Rights upon Dissolution of the Investor.

If at any time after the execution date of this Agreement, an Investor ceases to exist for any reason as a legal entity (a “Dissolution”) and prior to such Dissolution such Investor distributed its shares in the Company to its members or if such Investor has otherwise distributed such shares to its members, then such members shall have the same rights and obligations under this Agreement as granted to such Investor as if such Dissolution had not occurred, provided that, such members shall promptly notify the Company of the Dissolution in accordance with provisions of Section 10(a).

8.            Indemnification.

(a)          The Company shall indemnify, to the fullest extent permitted by law, each Holder, each underwriter for such Holder, their respective officers, directors and Affiliates and each Person who controls such Holder or underwriter (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (collectively, “Losses”), arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws, except insofar as the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such or on behalf of such Holder expressly for use therein or caused by such Holder’s failure to deliver to such Holder’s immediate purchaser a copy of the Registration Statement or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered).

(b)          In connection with any Registration Statement in which a Holder of Registrable Shares is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, shall indemnify, to the fullest extent permitted by law, the Company, its officers, directors, Affiliates, and each Person who controls the Company (within the meaning of the Securities Act) against all Losses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein or caused by such Holder’s failure to deliver to such Holder’s immediate purchaser a copy of the Registration Statement or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Shares pursuant to such Registration Statement.

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(c)          Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party otherwise than under this Section 8 and (ii) unless, in an opinion of indemnified party’s counsel, that a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim.

(d)          The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e)          If the indemnification provided for in or pursuant to this Section 8 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any Losses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

9.            Participation in Underwritten Offerings.

No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

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10.          Miscellaneous.

(a)          Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission (with immediate telephone confirmation thereafter), if to the Company: Globus Maritime Limited c/o Globus Shipmanagement Corp. 128 Vouliagmenis Avenue, 3rd Floor 166 74 Glyfada Athens, Greece Attention: Chief Executive Officer Fax: +30 2210 960 8300
with copies (which shall not constitute notice) to: Watson Farley & Williams LLP 250 West 55th Street New York, New York 10019 Attention: Steven Hollander Facsimile: +1-212-922-1512
if to any Investor: to the respective address set forth on Schedule A hereto

If to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company or at such other address as such party each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally or upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or seventy two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of incoming mail, addressed and postage prepaid as aforesaid.

(b)          No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)          Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, it being understood that subsequent Holders of the Registrable Shares are intended third party beneficiaries of this Agreement. Any purported assignment of rights under this Agreement to a Person other than an Investor, a successor of an Investor or Affiliate of an Investor shall be void unless made in a duly-executed writing signed by the assignor.

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(d)          Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

(e)          Arbitration. Any controversy, dispute or claim arising out of or in connection with this Agreement (including, without limitation, the existence, validity, interpretation or breach hereof and any claim based on contract, tort of statute) shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce arbitration by three arbitrators appointed in accordance with the said Rules. Each of the parties hereto consents to process being served by the other party hereto in any suit, action, proceeding or arbitration by the mailing of a copy thereof in accordance with the provisions of Section 10(a).

(f)          Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

(g)          Captions. The headings and other captions in this Agreement are for convenience and reference only; they are not part of this Agreement and shall not be used in interpreting, construing or enforcing any provision of this Agreement. Facsimile or electronic (including PDF) signatures shall be as effective as original signatures.

(h)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i)          Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Majority Holders; provided, however, that without a Holder’s written consent no such amendment, modification, supplement or waiver shall affect adversely such Holder’s rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Holders hereunder (other than as reflected by the different number of shares held by such Holder); and provided, further, that the consent or agreement of the Company shall be required with regard to any termination, amendment, modification or supplement of, or waivers or consents to departures from, the terms hereof, which affect the Company’s obligations hereunder. This Agreement cannot be changed, modified, discharged or terminated by oral agreement.

(j)          Aggregation of Shares. All Registrable Shares held by or acquired by any Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

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(k)          Specific Performance. In the event of a breach by a party hereto of its obligations under this Agreement, each other party hereto, in addition to being entitled to exercise all rights granted by law, including recovery of damages, may be entitled to specific performance of its rights under this Agreement. Each party hereto agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

(l) Suspension of Provisions. If at any time the Common Stock is not trading on either or both of Nasdaq and the New York Stock Exchange or the Company has received a notice of deficiency from a relevant stock exchange on which its Common Stock then trades, or is aware that it is not in compliance with the continued listing requirements of a relevant stock exchange on which its Common Stock then trades, then the provisions of Sections 2, 3, 4, 5 and 6 of this Agreement shall not apply whatsoever during such time and shall be inoperative. It is understood, for the avoidance of doubt, that nothing in this Agreement shall require the Company to register under the Securities Act or the Exchange Act any class of securities with the Commission if and to the extent the Common Shares are not at such time (i) registered pursuant to the Exchange Act and (ii) trading on either or both of Nasdaq and the New York Stock Exchange.

(m)          Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

(n)          Obligations of Holders. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as, and the Company acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges that each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. Notwithstanding anything to the contrary in this Section 10(n), it is expressly understood and acknowledged by the Holders that Section 2(a) of this Agreement requires the Holder or Holders collectively holding in the aggregate a majority of the then outstanding Registrable Shares held by Holders to collectively demand registration and Section 10(i) requires amendments of this Agreement only upon prior written consent of the Majority Holders.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

GLOBUS MARITIME LIMITED

By:	/s/ Athanasios Feidakis
Name: Athanasios Feidakis
Title: Chief Executive Officer

Signature Page to Registration Rights Agreement

PRIMESTAR ENERGY FZE

By:	/s/ Hameed Syed Salahuddin
Name: Hameed Syed Salahuddin
Title: Managing Director

Signature Page to Registration Rights Agreement

Schedule A

Investor Name and Address

Primestar Energy FZE

Attn: Hameed Syed Salahuddin

Dubai Airport Free Zone

P.O. Box 293590

Dubai – UAE

Exhibit B - Form of Warrant

Exhibit B to Share and Warrant Purchase Agreement

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the company AND transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.

WARRANT TO PURCHASE

COMMON SHARES

OF

GLOBUS MARITIME LIMITED

Expires [24 months after issuance], 2018

No.: 001

Number of Shares: 25,000,000 (subject to adjustment)

Date of Issuance: [●], 2016

FOR VALUE RECEIVED,  Globus Maritime Limited, a Marshall Islands corporation (the “Company”), hereby certifies that Primestar Energy FZE, a United Arab Emirates company (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to an aggregate of 25,000,000 shares of common stock, par value US$0.004 per share, of the Company (the “Common Stock”) at the Exercise Price (as defined in Section 2.2 below) and otherwise in accordance with the terms set forth in this warrant (this “Warrant”), which is subject to adjustment.  The shares of fully paid, duly authorized and non-assessable Common Stock issuable upon exercise of this Warrant are referred to herein as the “Warrant Shares”. The number of Warrant Shares that may be exercised pursuant to this Warrant and the Exercise Price is subject to adjustment as set forth in Section 6.

SECTION 1. TERM OF THE WARRANT.  Subject to the terms and conditions hereof, at any time or from time to time after [●], 2016 (the “Warrant Issue Date”) and prior to 5:00 p.m., New York City time, on [●], 2018 (the “Expiration Date”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).  If this Warrant is not exercised on or prior to the Expiration Date, notwithstanding anything to the contrary herein, then this Warrant shall become void, and all rights hereunder shall cease at such time.

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SECTION 2. EXERCISE OF THE WARRANT; RESTRICTIONS ON EXERCISE; EXERCISE PRICE.

2.1 EXERCISE OF THE WARRANT.

Subject to Section 2.3, this Warrant may be exercised in full or in part by the Holder hereof by surrender of this Warrant (in original), with the form of subscription attached hereto as Exhibit A duly executed by such Holder, to the Company at its principal office, accompanied by payment of the aggregate Exercise Price (as determined in accordance with this Section 2.1) for the number of Warrant Shares in respect of which this Warrant is then exercised as designated by Holder in the subscription. The aggregate Exercise Price shall be an amount equal to the product obtained by multiplying (a) the number of Warrant Shares in respect of which this Warrant is being exercised by (b) the Exercise Price (as the same may be adjusted pursuant to Section 6 of this Warrant).  Payment of the aggregate Exercise Price shall be made wire transfer of funds or by certified or official bank check payable to the order of the Company in the amount of such aggregate Exercise Price. The Exercise Price will be considered to have been paid only upon clearance of the wire transfer or check.

The stock certificate, or if shares of Common Stock are uncertificated, stock ledger, book-entry statement or other equivalent document produced by the Company, or if appointed, the transfer agent for the Common Stock (the “Transfer Agent”), will be issued and delivered as soon as practicable after the conditions set forth in this Section 2.1 have been satisfied.

2.2 EXERCISE PRICE.  The price per share at which the Warrant Shares shall be purchasable upon exercise of this Warrant shall be US$1.60 per share of Common Stock, subject to adjustment as provided in Section 6 hereof (the “Exercise Price”).

2.3 RESTRICTIONS ON EXERCISE.  This Warrant may not be exercised if the issuance of the Warrant Shares upon such exercise would (i) constitute a violation of any applicable federal or state securities laws or other laws or regulations or (ii) in the reasonable determination of the Company, violate or otherwise breach any provision (including covenants) of any loan agreement, credit facility or other financing agreement or arrangement to which the Company or any of its subsidiaries is a party or to which any of their material assets are subject.

2.4 PARTIAL EXERCISE.   In event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new Warrant will be issued evidencing the following number of Warrant Shares: the total number of Warrant Shares for which this Warrant is then exercisable minus the number of Warrant Shares that have been exercised.

SECTION 3. PAYMENT OF TAXES.  The Company will pay all documentary stamp taxes attributable to any issuance of the Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of this Warrant or any certificates (or equivalent) for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Company shall not be required to issue or deliver any such securities unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

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SECTION 4. MUTILATED OR MISSING WARRANT.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, if requested, upon delivery of an indemnity reasonably satisfactory to it the Company and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as this Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.  Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 5. RESERVATION OF WARRANT SHARES.  The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, that number of shares of Common Stock sufficient to provide for the full exercise of this Warrant. The Company or the Transfer Agent will be authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent.

SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE.  The number of Warrant Shares issuable upon the exercise of this Warrant and the Exercise Price per Warrant Share are subject to adjustment from time to time upon the occurrence of the events set forth in Section 6.1 or 6.2 below.

6.1 Adjustment to Number of Warrant Shares and Exercise Price Upon Dividend, Subdivision or Combination of Common Stock.  If the Company shall, at any time or from time to time after the Warrant Issue Date but prior to the Expiration Date, (a) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock, or (b) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased and the Exercise Price shall be proportionally decreased.  If the Company at any time prior to the Expiration Date combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionally increased. Any adjustment under this Section 6.1 shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

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6.2 Adjustment for Reorganization, Reclassification, Consolidation, Merger, etc.  In the event of, prior to the Expiration Date, any (a) capital reorganization of the Company, (b) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (c) consolidation or merger of the Company with or into another Person, (d) sale of all or substantially all of the assets of the Company to another Person (other than a sale/leaseback, mortgage or other financing transaction) or (e) other similar transaction (other than any such transaction covered by Section 6.1), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets (other than cash) with respect to or in exchange for Common Stock, this Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets (other than cash) of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Section 6 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets (other than cash) thereafter acquirable upon exercise of this Warrant. The provisions of this Section 6.2 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions that occur prior to the Expiration Date. The Company shall not affect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, the shareholders of the Company are entitled to receive only cash as a result thereof or prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant (as adjusted described above). Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 6.2, the Holder shall have the right prior to the Expiration Date to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2.1 instead of giving effect to the provisions contained in this Section 6.2 with respect to this Warrant.  With respect to any corporate event or other transaction contemplated by the provisions of this Section 6.2 the result of which is that the shareholders of the Company shall receive only cash, the Holder shall only have the right prior to the Expiration Date to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2.1. For purposes hereof, “Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

6.3 Notice as to Adjustments. In case of any adjustment or readjustment in the price, number or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a notice, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

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6.4 When No Adjustment Required.

(a) No adjustment need be made for a transaction referred to in Section 6.1 or Section 6.2 if the Holder is able to participate in the transaction on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

(b) Other than as described in Section 6.1 and Section 6.2 (but subject to Section 6.4(a)), no adjustment need be made for the issuance of any additional shares of Common Stock, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities which are convertible into or exercisable for shares of Common Stock. No adjustment need be made for the issuance of any other securities of the Company (other than as described in Section 6.1 and Section 6.2, subject to Section 6.4(a)).

SECTION 7. FRACTIONAL INTERESTS.  No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.  If upon any exercise of this Warrant, a fraction of a share results, the Company will pay the cash value of any such fractional shares, calculated on the basis of the proportional amount of the Exercise Price for a full share of Common Stock.

SECTION 8. REDEMPTION OF WARRANTS.  The Company shall be under no obligation under this Warrant to redeem this Warrant, and this Warrant shall not be redeemable at the Company’s option.

SECTION 9. REPRESENTATION, WARRANTIES AND CERTAIN AGREEMENTS OF THE HOLDER.

The Holder hereby represents and warrants to the Company that:

9.1 Authorization.  This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies. The Holder represents that such Holder has full power and authority to enter into this Warrant.

9.2 Non-U.S. Person. The Holder is a non-U.S. person (as defined in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”).

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9.3 Investment. This Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for the Holder’s own account, not as a nominee or agent, and with no present intention of distributing the Securities or any part thereof, and the Holder has no present intention of selling or granting any participation in or otherwise distributing the same. The Holder was not formed for the purpose of acquiring any of the Securities. If the Holder should in the future decide to dispose of any of the Securities, the Holder understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state or other securities laws, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such Securities. The Holder further understands and agrees that there is no public trading market for this Warrant, that none is expected to develop, and that this Warrant must be held indefinitely unless and until it is duly exercised and the Warrant Shares are registered under the Securities Act or an exemption from registration is available.

9.4 Disclosure of Information.   The Holder conducted its own due diligence on the Company and was afforded: (i) the opportunity to ask such questions as it deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions contained herein and the merits and risks of investing in the Company, (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, vessels, management and prospects sufficient to enable you to evaluate the investment, and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire that is necessary to make an informed investment decision with respect to the investment and has received all the information requested in connection with your decision to obtain the Securities. The Holder did not receive from the Company or its agents any offering materials or other documents in connection with the issuance of this Warrant.

9.5 Nature of Holder.  The Holder understands that the purchase of the Securities involves substantial risk. The Holder represents and warrants to, and covenants and agrees with, the Company that, (i) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated pursuant to the Securities Act, (ii) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, (iii) was advised by the Company to obtain United States counsel, either obtained United States counsel or had a full and fair opportunity and the means to obtain United States counsel, (iv) is able to bear the economic risk of such investment, (v) would be able to afford a complete loss of such investment, and (vi) was provided access to all information regarding the Company and its business as the Holder desired, and was offered the opportunity to ask questions of management of the Company and to receive any documents and information on the Company. The questionnaire concerning accredited investor status previously signed by the Holder was true when furnished to the Company, remains true on the date hereof, and is not misleading. The Holder has no reason to believe that any statements contained in such questionnaire will change in any material way at any point in the foreseeable future.

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9.6 Restricted Securities; Affiliate Status.  The Holder understands that the Securities may be characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold (i) without registration under the Securities Act only in certain limited circumstances or (ii) if such resale is registered under the Securities Act. In this connection, the Holder represents that it is a sophisticated party knowledgeable with respect to the exemptions from registration available under the Securities Act and applicable state securities laws (including, if available, the rules and regulations promulgated under the Securities Act by which securities may be sold without filing a registration statement, including but not limited to §§3-4 of the Securities Act, Regulation A, Regulation D, Rule 701, Regulation S, Rule 144, and Rule 144A). The Holder (i) acknowledges that after the Warrant Issuance Date and/or after issuance of the Warrant Shares, the Holder may be deemed an “affiliate” of the Company under the Securities Act, (ii) acknowledges understanding the additional restrictions under the Securities Act applicable to affiliates of the Company, and (iii) either (a) confirms having discussed such restrictions with United States securities counsel or (b) acknowledges that it both the means and a full and fair opportunity to obtain United States securities counsel and discuss such restrictions prior to entering into this Warrant.

9.7 No General Solicitation or General Advertising; No Directed Selling Efforts.  The Holder is not aware any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) or directed selling efforts (as defined in Regulation S) relating to this Warrant.

9.8 Legends.  The Holder understands that any certificates or statements evidencing any Warrant Shares may bear a legend in substantially the following form: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the Company and transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

9.9 Bad Actor. The Holder and its beneficial owners of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power (each, a “Covered Person”) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Holder has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Securities by the Holder will not subject the Company to any Disqualification Event. There are no matters that would have triggered disqualification under Rule 506(d)(1) under the Securities Act but occurred before September 23, 2013.

9.10 No Assignment or Transfer.  This Warrant shall not be transferred or assigned by the Holder without prior written consent of the Company.

SECTION 10. NO RIGHTS AS SHAREHOLDER; NO NOTICES TO HOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder or its permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company.

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SECTION 11. NOTICES.  Any notices, requests and demands by the Holder to the Company pursuant to this Warrant to be effective shall be in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed:

If to the Holder:

Primestar Energy FZE

Dubai Airport Free Zone

P.O. Box 293590

Dubai – UAE

If to the Company, to:

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

Facsimile: +30 210 9608359

With a copy to (which shall not constitute notice):

Watson Farley & Williams LLP

250 West 55th Street

New York, New York 10019

Attention: Steven Hollander
Facsimile: +1-212-922-1512

Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

SECTION 12. GOVERNING LAW; JURISDICTION; ATTORNEYS’ FEES.  This Warrant will be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws. Any controversy, dispute or claim arising out of or in connection with this Warrant (including, without limitation, the existence, validity, interpretation or breach hereof and any claim based on contract, tort of statute) shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce arbitration by three arbitrators appointed in accordance with the said Rules. Each of the parties hereto consents to process being served by the other party hereto in any suit, action, proceeding or arbitration by the mailing of a copy thereof in accordance with the provisions of Section 11.

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SECTION 13. SUCCESSORS.  All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of the successors and assigns of the parties hereto.

SECTION 14. BENEFITS OF THIS WARRANT.  Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder (and their respective successors and assigns) any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder, and their respective assignees.

SECTION 15. CAPTIONS.  The captions of the Sections of this Warrant have been inserted for convenience only and shall have no substantive effect.

SECTION 16. COUNTERPARTS.  This Warrant may be executed in any number of counterparts each of which when so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

SECTION 17. AMENDMENT, WAIVER AND COURSE OF DEALING.  No course of dealing or any delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party.  This Warrant and any term hereof may be amended, waived or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver or termination is sought.

SECTION 18. FURTHER ASSURANCES.  From and after the date of this Warrant, the Company and the Holder shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Warrant.

SECTION 19. ENTIRE AGREEMENT.  This Warrant and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the Warrant Issue Date.

GLOBUS MARITIME LIMITED

By:
Name:
Title:

Accepted and agreed:

PRIMESTAR ENERGY FZE

By:
Name:
Title:

Signature Page to Warrant of Globus Maritime Limited

Exhibit A

WARRANT SHARES PURCHASE FORM

(To be executed if the Holder desires to purchase Warrant Shares)

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

Reference is hereby made to the Warrant dated [●], 2016 (as amended, modified or supplemented from time to time, the “Warrant”) issued by Globus Maritime Limited, a Marshall Islands corporation (the “Company”) to the undersigned. Capitalized terms used herein and not defined have the meanings assigned to such terms in the Warrant. The undersigned hereby irrevocably elects to exercise the Warrant to purchase the number of Warrant Shares set forth below.

1.          The undersigned hereby elects to purchase the Warrant Shares set forth below and tenders herewith payment of the aggregate Exercise Price for such Warrant Shares in full.

2.          The undersigned makes the representations set forth on Annex 1 attached to this Purchase Form. If the undersigned cannot make such representations because they would be factually incorrect, it shall be a condition to the undersigned’s exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

3.          The undersigned requests a stock certificate, or if Warrant Shares are uncertificated, a stock ledger, book-entry statement or other equivalent document produced by the Company or the Transfer Agent, if any, representing the following number of Warrant Shares (in the name of the undersigned or in such other name as is specified below):

Warrant Shares: ___________________

Name: ___________________

4.          The undersigned hereby requests that such proof of the Warrant Shares as set forth in subsection 3 above to be delivered by:

(a)	certified mail to the address of the Holder, or
(b)	certified mail to the prime broker of the Holder at

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Name: _____________________________________

Address: ____________________________________

Attention: __________________________________

Tel. No.: ___________________________________

(c)	electronically (DWAC Instructions: ____________________), or
(d)	other (specify) _____________________________________

By:
Name:
Title:
Address:

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Annex 1

THIS REPRESENTATION LETTER MUST BE COMPLETED, SIGNED AND RETURNED TO COMPANY ALONG WITH THE PURCHASE FORM BEFORE THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT WILL BE ISSUED.

Date: _____________

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

The undersigned, _______________ (the “Holder”), intends to acquire _______ shares of common stock, US$0.004 par value per share (the “Warrant Shares”), of Globus Maritime Limited, a Marshall Islands corporation (the “Company”), from the Company pursuant to the exercise of a certain Warrant to purchase Common Shares held by the Holder dated [●], 2016. The Warrant Shares will be issued to the Holder in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, the Holder represents, warrants and agrees as follows:

1.          The Warrant Shares are being acquired for the Holder’s own account, not as a nominee or agent, and with no present intention of distributing the Warrant Shares or any part thereof, and the Holder has no present intention of selling or granting any participation in or otherwise distributing the same. The Holder was not formed for the purpose of acquiring any of the Warrant Shares. If the Holder should in the future decide to dispose of any of the Warrant Shares, the Holder understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state or other securities laws, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such Warrant Shares.

2.          The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrant Shares.  The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder had access.

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3.          The Holder understands that the purchase of the Warrant Shares involves substantial risk. The Holder represents and warrants to, and covenants and agrees with, the Company, that it (i) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated pursuant to the Securities Act, (ii) by reason of its business and financial experience has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, (iii) was advised by the Company to obtain United States counsel, either obtained United States counsel or had a full and fair opportunity and the means to obtain United States counsel, (iv) is able to bear the economic risk of such investment, would be able to afford a complete loss of such investment, and (v) was provided access to all information regarding the Company and its business as the Holder desired, and was offered the opportunity to ask questions of management of the Company and to receive any documents and information on the Company. The questionnaire concerning accredited investor status previously signed by the Holder was true when furnished to the Company, remains true on the date hereof, and is not misleading. The Holder has no reason to believe that any statements contained in such questionnaire will change in any material way at any point in the foreseeable future.

4.          The Holder understands that the Warrant Shares may be characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Warrant Shares may be resold (i) without registration under the Securities Act only in certain limited circumstances or (ii) if such resale is registered under the Securities Act. In this connection, the Holder represents that it is a sophisticated party knowledgeable with respect to the exemptions from registration under the Securities Act and applicable state securities laws (including, if available, the rules and regulations promulgated under the Securities Act by which securities may be sold without filing a registration statement, including but not limited to §§3-4 of the Securities Act, Regulation A, Regulation D, Rule 701, Regulation S, Rule 144, and Rule 144A).

5.          Exemptions. The Holder (i) acknowledges that after the Warrant Issuance Date and/or after issuance of the Warrant Shares, the Holder may be deemed an “affiliate” of the Company under the Securities Act, (ii) acknowledges understanding the additional restrictions under the Securities Act applicable to affiliates of the Company, and (iii) either (a) confirms having discussed such restrictions with United States securities counsel or (b) acknowledges that it both the means and a full and fair opportunity to obtain United States securities counsel and discuss such restrictions prior to exercising the relevant Warrant.

6.          The Holder is not aware any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) or directed selling efforts (as defined in Regulation S) relating to the Warrant Shares.

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7.          The Holder understands that any certificates or statements evidencing any Warrant Shares may bear a legend in substantially the following form: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the Company and transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

8.          The Holder and its beneficial owners of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power (each, a “Covered Person”) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Holder has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Warrant Shares by the Holder will not subject the Company to any Disqualification Event. There are no matters that would have triggered disqualification under Rule 506(d)(1) under the Securities Act but occurred before September 23, 2013.

9.          The Holder understands that the Warrant Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Warrant Shares.

The Holder has carefully read this letter and has discussed its requirements and other applicable limitations upon the Holder’s resale of the Warrant Shares with the Holder’s counsel.

By:
Name:
Title:

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